Exhibit 10.1

                               SECURITIES PURCHASE

                                    AGREEMENT

                         DATED AS OF SEPTEMBER 15, 2003

                                      AMONG

                                CYTRX CORPORATION

                                       AND

                       THE PURCHASERS LISTED ON EXHIBIT A


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                                TABLE OF CONTENTS

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ARTICLE I   Purchase and Sale of Common Stock and Warrants........................................................1

         Section 1.1       Purchase and Sale of Common Stock and Warrants.........................................1
         Section 1.2       Purchase Price and Closing.............................................................1
         Section 1.3       Warrants...............................................................................2
         Section 1.4       Warrant Shares.........................................................................2

ARTICLE II  Representations and Warranties........................................................................2

         Section 2.1       Representations and Warranties of the Company..........................................2
         Section 2.2       Representations and Warranties of the Purchasers......................................13

ARTICLE III Covenants............................................................................................14

         Section 3.1       Securities Compliance.................................................................15
         Section 3.2       Registration and Listing..............................................................15
         Section 3.3       Inspection Rights.....................................................................15
         Section 3.4       Compliance with Laws..................................................................15
         Section 3.5       Keeping of Records and Books of Account...............................................15
         Section 3.6       Reporting Requirements................................................................15
         Section 3.7       Other Agreements......................................................................16
         Section 3.8       Reservation of Shares.................................................................16
         Section 3.9       Disclosure of Transactions and Other Material Information.............................16
         Section 3.10      Delivery of Share Certificates........................................................17
         Section 3.11      No Trading in the Common Stock........................................................17

ARTICLE IV  Conditions...........................................................................................17

         Section 4.1       Conditions Precedent to the Obligation of the Company to Close and to
                           Sell the Shares and Warrants..........................................................17
         Section 4.2       Conditions Precedent to the Obligation of the Purchasers to Close and
                           to Purchase the Shares and Warrants...................................................18

ARTICLE V   Certificate Legend...................................................................................20

         Section 5.1       Legend................................................................................20

ARTICLE VI  Termination..........................................................................................21

         Section 6.1       Termination by Mutual Consent.........................................................21
         Section 6.2       Effect of Termination.................................................................21
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                                TABLE OF CONTENTS
                                   (continued)
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ARTICLE VII  Indemnification.....................................................................................21

         Section 7.1       General Indemnity.....................................................................21
         Section 7.2       Indemnification Procedure.............................................................21

ARTICLE VIII Miscellaneous.......................................................................................22

         Section 8.1       Fees and Expenses.....................................................................22
         Section 8.2       Specific Enforcement; Consent to Jurisdiction.........................................23
         Section 8.3       Entire Agreement; Amendment...........................................................23
         Section 8.4       Notices...............................................................................24
         Section 8.5       Waivers...............................................................................24
         Section 8.6       Headings; Interpretation..............................................................24
         Section 8.7       Successors and Assigns................................................................25
         Section 8.8       No Third Party Beneficiaries..........................................................25
         Section 8.9       Governing Law.........................................................................25
         Section 8.10      Survival..............................................................................25
         Section 8.11      Counterparts..........................................................................25
         Section 8.12      Publicity.............................................................................25
         Section 8.13      Severability..........................................................................25
         Section 8.14      Further Assurances....................................................................26
         Section 8.15      Independent Nature of Purchasers' Obligations and Rights..............................26

                          SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT this ("Agreement"), dated as of September 15, 2003, by and among CytRx Corporation, a Delaware corporation (the "Company"), and the entities listed on Exhibit A hereto (each, a "Purchaser" and collectively, the "Purchasers"), for the purchase and sale by the Purchasers of shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), and warrants to purchase shares of Common Stock.

         The parties hereto agree as follows:

                                   ARTICLE I

                 PURCHASE AND SALE OF COMMON STOCK AND WARRANTS

            Section 1.1 Purchase and Sale of Common Stock and Warrants. Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and each Purchaser shall, severally but not jointly, purchase from the Company that number of shares of Common Stock (the "Shares") and warrants to purchase shares of Common Stock equal to 25% of the number of Shares to be purchased by such Purchaser, in substantially the form attached hereto as Exhibit B (the "Warrants"), in each case, set forth opposite such Purchaser's name on Exhibit A hereto at a price per Share and related Warrants of $2.10 for an aggregate purchase price to the Company from each Purchasers (the "Purchase Price") equal to the amount set forth on the signature page hereof and on Exhibit A. The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), including Regulation D ("Regulation D"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

            Section 1.2 Purchase Price and Closing. The Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the number of Shares and Warrants set forth on the signature page hereof and opposite their respective names on Exhibit A. The closing of the purchase and sale of the Shares and Warrants to be acquired by the Purchasers from the Company under this Agreement shall take place at the offices of the Company located at 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049 (the "Closing") at 10:00 a.m., Pacific Time (i) on or before September 15, 2003, provided, that all of the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such date as the Purchasers and the Company may agree upon (the "Closing Date"). The entire Purchase Price payable by each Purchaser shall be payable in cash, by wire transfer or in readily available funds, at the Closing.

            Section 1.3 Warrants. At the Closing, the Company shall issue to each Purchaser such number of Warrants to purchase shares of Common Stock as is set forth opposite such Purchaser's name on Exhibit A hereto. The Warrants shall be exercisable for five (5) years from the date of issuance and shall have an exercise price equal to $3.05.

            Section 1.4 Warrant Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of Common Stock equal to the aggregate number of shares of Common Stock necessary to effect the exercise of the Warrants. Any shares of Common Stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the "Warrant Shares". The Shares, the Warrants and the Warrant Shares are sometimes collectively referred to herein as the "Securities".

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

            Section 2.1 Representations and Warranties of the Company. In order to induce the Purchasers to enter into this Agreement and to purchase the Shares and the Warrants, the Company hereby makes the following representations and warranties to the Purchasers:

            (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any Subsidiaries (as defined in
Section 2.1(g)) or own securities of any kind in any other entity, except as set forth on Schedule 2.1(g) hereto. The Company and each such Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects or financial condition of the Company or its Subsidiaries and which is material to such entity or other entities controlling or controlled by such entity or which is likely to materially hinder the performance by the Company of its material obligations hereunder and under the other Transaction Documents (as defined in Section 2.1(b) hereof).

            (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the
Registration Rights Agreement, the Warrants, and the other agreements and documents contemplated hereby and thereby and executed by the Company or to which the Company is party (collectively, the "Transaction Documents"), and to issue and sell the Shares and the Warrants in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and, except as set forth in Schedule 2.1(b), no further consent or authorization of the Company, its Board of Directors or its stockholders is required. This Agreement has been duly executed and delivered by the Company. The other Transaction Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

            (c) Capitalization.  The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of September 9, 2003 are set forth on Schedule 2.1(c) hereto. All of the outstanding shares of the Company's Common Stock and any other security of the Company have been duly and validly authorized. Except as set forth on Schedule 2.1(c) hereto, no shares of Common Stock or any other security of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth on Schedule 2.1(c) hereto, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided on Schedule 2.1(c) hereto, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on Schedule 2.1(c), the Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth on Schedule 2.1(c) hereto, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no holder of such securities has a right of rescission or claim for damages with respect thereto which could have a Material Adverse Effect. The Company has furnished or made available to the Purchasers true and correct copies of the Company's Certificate of Incorporation as amended and restated and in effect on the date hereof (the "Certificate"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws").

            (d) Issuance of Securities. The Shares and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Shares shall be validly issued and outstanding, fully paid and nonassessable and free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock. When the Warrant Shares are issued and paid for in accordance with the terms of this Agreement and as set forth in the Warrants, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

            (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of the Certificate or Bylaws or any Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries' respective properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which any of their respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except, in all cases other than violations pursuant to clauses (i) or (iv) (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Shares, the Warrants or the Warrant Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Securities and Exchange Commission (the "Commission") and/or the NASD prior to or subsequent to the Closing, or state securities administrators subsequent to the Closing, or any registration statement which may be filed pursuant hereto or thereto).

            (f) Commission Documents; Financial Statements; Form S-3. The Common
Stock is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, except as disclosed on Schedule 2.1(f) hereto, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing, including filings incorporated by reference therein, being referred to herein as the "Commission Documents"). The Company has delivered or made available to the Purchasers true and complete copies of the Commission Documents filed with the Commission since December 31, 2000. Except for the information regarding the Company's investment in Araios, Inc. contained in Schedule of Exceptions to Representations and Warranties attached to this Agreement, the Company has not provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. At the time of its filing, the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003 (the "Form 10-Q") complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder  and  other  federal,  state and local  laws,  rules and  regulations applicable to such documents, and the Form 10-Q did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At the time of its filing, the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002 (the "Form 10-K") complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and, at the time of its filing, the Form 10-K did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the Notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the date of this Agreement, the Company is eligible to register shares of its outstanding securities on Form S-3 for sale in a secondary offering.

            (g) Subsidiaries. Schedule 2.1(g) hereto sets forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such Subsidiary. For the purposes of this Agreement, "Subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence except as set forth on Schedule 2.1(g) hereto. Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

            (h) No Material Adverse Change. Since June 30, 2003, the Company has not experienced or suffered any Material Adverse Effect, except as disclosed on
Schedule 2.1(h) hereto.

            (i) No Undisclosed Liabilities. Except as disclosed on Schedule 2.1(i) hereto, neither the Company nor any of its Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those set forth in the Commission Documents or incurred in the ordinary course of the Company's or its Subsidiaries respective businesses since June 30, 2003, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its Subsidiaries.

            (j) No Undisclosed Events or Circumstances. Since June 30, 2003, except as disclosed on Schedule 2.1(j) hereto, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

            (k) Indebtedness. Schedule 2.1(k) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments, that is not disclosed in the Commission Documents. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) any indebtedness for borrowed money in excess of $100,000, (B) any obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business) in excess of $100,000,
(C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) any obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) any indebtedness in excess of $100,000 created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease with a present value in excess of $100,000, (G) all indebtedness referred to in clauses
(A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y)

"Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Except as disclosed on Schedule 2.1(k), neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

            (l) Title to Assets. Each of the Company and the Subsidiaries has good and marketable title to all of its real and personal property, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances of any nature whatsoever, except for those indicated on Schedule 2.1(l) hereto or such that, individually or in the aggregate, do not have a Material Adverse Effect. All said leases of the Company and each of its Subsidiaries are valid and subsisting and in full force and effect.

            (m) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth on Schedule 2.1(m) hereto, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or any Subsidiary in their capacities as such, which individually, or in the aggregate, would have a Material Adverse Effect.

            (n) Compliance with Law. The business of the Company and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Commission Documents or on Schedule 2.1(n) hereto or such that, individually or in the aggregate, the noncompliance therewith would not have a Material Adverse Effect. The Company and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (o) Taxes. Except as set forth on Schedule 2.1(o) hereto, the Company and each of the Subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable. Except as disclosed on Schedule 2.1(o) hereto, none of the federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

            (p) Certain Fees. Except as set forth on Schedule 2.1(p) hereto, the Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

            (q) Disclosure. To the best of the Company's knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

            (r) Intellectual Property. Schedule 2.1(r) contains a complete and correct list of all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing (collectively, the "Proprietary Rights"), held by the Company or any of its Subsidiaries. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice that any Proprietary Rights have been declared unenforceable or otherwise invalid by any court or governmental agency. As of the date of this Agreement, there is, to the knowledge of the Company, no material existing infringement, misuse or misappropriation of any Proprietary Rights by others. From June 30, 2003 to the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice alleging that the operation of the business of the Company or any of its Subsidiaries infringes in any material respect upon the intellectual property rights of others.

            (s) Environmental Compliance. Except as disclosed on Schedule 2.1(s) hereto, the Company and each of its Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. Schedule 2.1(s) hereto sets forth all material permits, licenses and other authorizations issued under any Environmental Laws to the Company or its Subsidiaries. "Environmental Laws" shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except as set forth on Schedule 2.1(s) hereto, the Company has all necessary governmental approvals required under all Environmental Laws and used in its business or in the business of any of its Subsidiaries, except for such instances as would not individually or in the aggregate have a Material Adverse Effect. The Company and each of its Subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its Subsidiaries that violate or may violate any Environmental Law after the Closing or that may give rise to any Environmental Liabilities, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance. "Environmental Liabilities" means all liabilities of a person (whether such liabilities are owed by such person to governmental authorities, third parties or otherwise) whether currently in existence or arising hereafter which arise under or relate to any Environmental Law.

            (t) Books and Records; Internal Accounting Controls. The books, records and documents of the Company and its Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any Subsidiary. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

            (u) Material Agreements. Except for the Transaction Documents or as set forth on Schedule 2.1(u) hereto, or those that are included as exhibits to the Commission Documents, neither the Company nor any Subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission (collectively, "Material Agreements") if the Company or any Subsidiary were registering securities under the Securities Act. The Company and each of its Subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company's knowledge, are not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. No written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any Subsidiary limits or shall limit the payment of dividends on its Common Stock.

            (v) Transactions with Affiliates. Except as set forth in the Commission Documents or on Schedule 2.1(v) hereto, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company, any Subsidiary or any of their respective customers or suppliers, on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its Subsidiaries, or any person owning any capital stock of the Company or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder.

            (w) Securities Act of 1933. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares, the Warrants and the Warrant Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

            (x) Governmental Approvals. Except as set forth on Schedule 2.1(x) hereto, and except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Shares and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.

            (y) Employees. Neither the Company nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Except as set forth in the Commission Documents or on Schedule 2.1(y) hereto, neither the Company nor any Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary. Since June 30, 2003, no officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

            (z) Absence of Certain Developments. Except as set forth in the Commission Documents or on Schedule 2.1(z) hereto, since June 30, 2003, neither the Company nor any Subsidiary has:

                (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

                (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's or such Subsidiary's business;

                (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

                (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

                (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

                (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except in the ordinary course of business or to the Purchasers or their representatives;

                (vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

                (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

                (ix) made capital expenditures or commitments therefor that aggregate in excess of $25,000;

                (x) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

                (xi) made charitable contributions or pledges in excess of $25,000;

              (xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

              (xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment;

              (xiv) effected any two or more events of the foregoing kind which in the aggregate would cause a Material Adverse Effect; or

              (xv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

         (aa) Use of Proceeds. All of the net proceeds (after deduction of all commissions and other offering expenses) from the sale of the Shares and the Warrants will be used by the Company to purchase shares of preferred stock of Araios, Inc., a Delaware corporation.

         (bb) Public Utility Holding Company Act and Investment Company Act Status. The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon Closing will not be, an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         (cc) ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company or any of its Subsidiaries which is or would cause a Material Adverse Effect. The execution and delivery of this Agreement and the issue and sale of the Shares and the Warrants will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"); provided that, if any Purchaser, or any person or entity that owns a beneficial interest in any Purchaser, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(cc), the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

         (dd) Delisting Notification. The Company has not received a delisting notification from the NASDAQ Stock Market that has not been rescinded, and, to its knowledge, there are no existing facts or circumstances that could give rise to the delisting of the Common Stock from the NASDAQ Stock Market.

         (ee) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

         Section 2.2 Representations and Warranties of the Purchasers. Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other
Purchaser:

         (a) Organization and Standing of the Purchasers. If such Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

         (b) Authorization and Power. Such Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Shares and Warrants being sold to it hereunder. The execution, delivery and performance of the Transaction Documents by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all
necessary   corporate  or  partnership   action,   and  no  further  consent  or
authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Purchaser. The other Transaction Documents constitute, or shall constitute when executed and delivered, valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

         (c) Acquisition for Investment. Such Purchaser is purchasing the Shares and acquiring the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with the distribution thereof. Such Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.2(e) below, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to pledge any of the Securities for margin purposes and/or to dispose of any of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. Such Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that such Purchaser is capable of evaluating the merits and risks of its investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities, and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

         (d) Rule 144. Such Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that it is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

         (e) General. Such Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities. Such Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         (f) Opportunities for Additional Information. Such Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser's personal knowledge of the Company's affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company.

         (g) No General Solicitation. Such Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

         (h) Accredited Investor. Such Purchaser is an accredited investor (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

                                   ARTICLE III

                                    COVENANTS

         The Company covenants with each Purchaser as follows, which covenants are for the benefit of each Purchaser and their respective permitted assignees.

            Section 3.1 Securities Compliance. The Company shall notify the Commission, in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers, or their respective subsequent holders.

            Section 3.2 Registration and Listing. The Company will cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its commercially reasonable best efforts to continue the quotation of its Common Stock on the NASDAQ Stock Market or any successor market. The Company will promptly file the "Listing Application" for, or in connection with, the issuance and delivery of the Shares and the Warrant Shares.

            Section 3.3 Inspection Rights. In the event the Registration Statement (as defined in the Registration Rights Agreement) is not effective or has been suspended at any time that such Registration Statement is required to be in effect, the Company shall, during normal business hours and upon reasonable request and reasonable notice, permit a Purchaser or any employees, agents or representatives thereof, so long as the Purchaser shall beneficially own the Shares, Warrant Shares or the Warrants which, in the aggregate, represent more than two percent (2%) of the total combined voting power of all voting securities then outstanding, to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, and key employees.

            Section 3.4 Compliance with Laws. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, the noncompliance with which could have a Material Adverse Effect.

            Section 3.5 Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

            Section 3.6  Reporting  Requirements.  The Company shall furnish two
(2) copies of the following to each Purchaser in a timely manner so long as that Purchaser shall be obligated hereunder to purchase the Shares or shall beneficially own the Shares or Warrants, or shall own Warrant Shares which, in the aggregate, represent more than one percent (1%) of the total combined voting power of all voting securities then outstanding:

            (a) Quarterly Reports filed with the Commission on Form 10-Q as soon as available, and in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of the Company, but in no event prior to the time that such Reports are publicly filed with the Commission or otherwise made publicly available;

            (b) Annual Reports filed with the Commission on Form 10-K as soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Company, but in no event prior to the time that such Reports are publicly filed with the Commission or otherwise made publicly available; and

            (c) Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

            Section 3.7 Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability of the Company or any Subsidiary to perform under any Transaction Document.

            Section 3.8 Reservation of Shares. So long as the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock to effect the exercise of the Warrants.

            Section 3.9 Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the Business Day immediately following the Closing Date, the Company shall file a Current Report on Form 8-K (including all attachments, the "8-K Filing") with the Commission
(i) describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, the Warrants and the Registration Rights Agreement, and the schedules hereto and thereto in the form required by the Exchange Act, and (ii) disclosing the Company's investment in Araios, Inc. As of the time of the filing of the 8-K Filing with the Commission, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the Company without the express written consent of such Purchaser. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith, and
(ii) as is required by applicable law and regulations, including the applicable rules and regulations of the NASDAQ National Market or NASDAQ Small Cap Market (provided that in the case of clause (i) above, each Purchaser shall be notified by the

Company (although the consent of such Purchaser shall not be required) in connection with any such press release or other public disclosure prior to its release).

            Section 3.10 Delivery of Share Certificates. At Closing or as soon thereafter as reasonably possible (but in any event no later than three Business Days immediately following the Closing Date), the Company shall deliver to each Purchaser certificates representing the Shares (in such denominations as each Purchaser may request) acquired by such Purchaser at the Closing.

            Section 3.11 No Trading in the Common Stock. From the date hereof until the Closing, no Purchaser shall purchase, sell, sell short (or enter into any other similar hedging transaction with respect to), or otherwise effect any transaction in any shares of the Company's Common Stock.

                                   ARTICLE IV

                                   CONDITIONS

            Section 4.1 Conditions Precedent to the Obligation of the Company to Close and to Sell the Shares and Warrants. The obligation hereunder of the Company to close and issue and sell the Shares and the Warrants to the Purchasers on the Closing Date is subject to the satisfaction or waiver, at or before the Closing, of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

            (a) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

            (b) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

            (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

            (d) Delivery of Purchase Price. The Purchase Price for the Shares and Warrants shall have been delivered to the Company at the Closing.

            (e) Delivery of Transaction Documents. The Transaction Documents to which the Purchasers are party shall have been duly executed and delivered by the Purchasers to the Company.

            Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Shares and Warrants. The obligation hereunder of the Purchasers to purchase the Shares and Warrants and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchasers' sole benefit and may be waived by the Purchasers at any time in their sole discretion.

            (a) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company in this Agreement, the Warrants and the Registration Rights Agreement shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

            (b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

            (c) No Suspension, Etc. Trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or quoted by NASDAQ, nor shall a banking moratorium have been declared either by the United States or California State authorities, nor shall there have occurred any national or international calamity or crisis of such magnitude in its effect on any financial market which, in each case, in the reasonable judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Shares.

            (d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

            (e) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

            (f) Opinion of Counsel, Etc. The Purchasers shall have received an opinion of counsel to the Company, dated the Closing Date, in the form of Exhibit C hereto, and such other certificates and documents as the Purchasers or their counsel shall reasonably require incident to the Closing.

            (g) Warrants. The Company shall have delivered to the Purchasers the originally executed Warrants (in such denominations as each Purchaser may request) being acquired by the Purchasers at the Closing.

            (h) Resolutions. The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) hereof in a form reasonably acceptable to the Purchasers (the "Resolutions").

            (i) Reservation of Shares. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the issuance of the Shares and the exercise of the Warrants, a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of the Warrants.

            (j) Secretary's Certificate. The Company shall have delivered to the Purchasers a secretary's certificate, dated as of the Closing Date, as to (i) the Resolutions, (ii) the Certificate and the Bylaws, each as in effect at the Closing, and (iii) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

            (k) Officer's Certificate. On the Closing Date, the Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this
Section 4.2 as of the Closing Date.

            (l) Fees and Expenses. As of the Closing Date, all fees and expenses required to be paid by the Company shall have been or authorized to be paid by the Company as of the Closing Date.

            (m) Registration Rights Agreement. As of the Closing Date, the parties shall have entered into the Registration Rights Agreement in the Form of Exhibit D attached hereto.

            (n) Material Adverse Effect. No Material Adverse Effect shall have occurred.

            (o) Araios, Inc. Share Purchase. The Company shall have entered into a binding agreement with Araios, Inc. to purchase shares of Araios, Inc. preferred stock with the net proceeds of this offering.

                                   ARTICLE V

                               CERTIFICATE LEGEND

            Section 5.1 Legend. Each certificate representing the Shares, the Warrants and the Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR CYTRX CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

         The Company agrees to reissue certificates representing any of the Securities, without the legend set forth above, if at such time, prior to making any transfer of any such Securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal of the legend will not be effected until: (a) the Company has notified such holder that either (i) in the opinion of Company counsel, the registration of the Shares, the Warrants or Warrant Shares under the Securities Act is not required in connection with such proposed transfer, or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act; and (b) the Company has notified such holder that either (i) in the opinion of Company counsel, the registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected. The Company will use its reasonable best efforts to respond to any such notice from a holder within three (3) Business Days. In the case of any proposed transfer under this Section 5.1, the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Notwithstanding the foregoing, the restrictions on transfer contained in this Section 5.1 shall not be deemed to limit or prohibit any Purchaser's right to pledge any of the Securities for margin purposes.

                                   ARTICLE VI

                                   TERMINATION

            Section 6.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of the Company and the Purchasers.

            Section 6.2 Effect of Termination. In the event of termination by the Company or the Purchasers, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by any party. If this Agreement is terminated as provided in Section 6.1 herein, this Agreement shall become void and of no further force and effect, except for Sections 8.1 and 8.2, and Article VII herein. Nothing in this Section 6.2 shall be deemed to release the Company or any Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company or such Purchaser to compel specific performance by the other party of its obligations under this Agreement.

                                  ARTICLE VII

                                 INDEMNIFICATION

            Section 7.1 General Indemnity. The Company agrees to indemnify and hold harmless each Purchaser (and its respective directors, officers, employees, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by each Purchaser or any such person as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Purchasers severally but not jointly agree to indemnify and hold harmless the Company and its directors, officers, employees, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by the Purchasers herein.

            Section 7.2 Indemnification Procedure. Any party entitled to indemnification under this Article VII (an "indemnified party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect to such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VII to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Article VII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and
(b) any liabilities the indemnifying party may be subject to pursuant to the law.

                                  ARTICLE VIII

                                  MISCELLANEOUS

            Section 8.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay all fees and expenses (including attorneys' fees and expenses) incurred by the Purchasers in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents and the transactions contemplated thereunder up to an aggregate maximum of $15,000, regardless of whether or not the Closing occurs (unless the failure of the Closing to occur is a result of a breach by any Purchaser of this Agreement, in which event the Company shall not be required to pay any of such fees or expenses). In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchasers in connection with any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents or incurred in connection with the enforcement of this Agreement and any of the other Transaction Documents, following a breach by the Company of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys' fees, disbursements and expenses.

            Section 8.2 Specific Enforcement; Consent to Jurisdiction.

            (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

            (b) The Company and each Purchaser (i) hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court sitting in the Central District of California and the courts of the State of California located in the City of Los Angeles, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby, and
(ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8.2 shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Purchasers hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Shares, this Agreement, the Registration Rights Agreement or the Warrants, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

            Section 8.3 Entire Agreement; Amendment. This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least a majority in interest of the then-outstanding Shares, and no such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the

Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Shares, as the case may be.

            Section 8.4 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:                  CytRx Corporation

                                    11726 San Vicente Boulevard, Suite 650
                                    Los Angeles, California  90049
                                    Attention:  Steven A. Kriegsman
                                    Telecopier:  (310) 826-5529
                                    Telephone:  (310) 826-5648

with copies (which copies
shall not constitute notice
to the Company) to:                 Troy & Gould Professional Corporation
                                    1801 Century Park East, 16th Floor
                                    Los Angeles, California  90067-2367
                                    Attention: Sanford J. Hillsberg
                                    Telecopier: (310) 201-4746
                                    Telephone: (310) 553-4441

If to any Purchaser:                At the address of such Purchaser set forth
                                    on Exhibit A to this Agreement.

         Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

            Section 8.5 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

            Section 8.6 Headings; Interpretation. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. The interpretation of this Agreement shall not be affected by the party who drafted this Agreement, and all parties waive any statute, legal decision, or common law principle that would require interpretation of any ambiguities in this Agreement against the party that drafted this Agreement.

            Section 8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. After the Closing, the Purchasers may assign the Shares, the Warrants and their rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company, except as otherwise required in this Agreement.

            Section 8.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person (other than indemnified parties, as contemplated by Article VII).

            Section 8.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the choice of law provisions. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

            Section 8.10 Survival. The representations and warranties of the Company and the Purchasers contained in Sections 2.1(o) and 2.1(s) shall survive indefinitely and those contained in Article II, with the exception of Sections 2.1(o) and 2.1(s), shall survive the execution and delivery hereof and the Closing until the date two (2) years from the Closing Date, and the agreements and covenants set forth in Articles I, III, V, VII and VIII of this Agreement shall survive the execution and delivery hereof and the Closing hereunder.

            Section 8.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

            Section 8.12 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Purchasers without the consent of the Purchasers in accordance with Section 8.3, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, and then only to the extent of such requirement.

            Section 8.13 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

            Section 8.14 Further Assurances. From and after the date of this Agreement, upon the request of the Purchasers or the Company, the Company and each Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Warrants and the Registration Rights Agreement.

            Section 8.15 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser confirms that it has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

    [Remainder of page intentionally left blank. Signature pages to follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                         CYTRX CORPORATION

                         By:_____________________________________
                            Name:       Steven A. Kriegsman
                            Title:      Chief Executive Officer


               [SIGNATURES OF PURCHASERS TO FOLLOW ON NEXT PAGES.]

                                         "PURCHASERS"

                                         ------------------------------
                                         (PRINTED NAME OF PURCHASER)

                                         By:
                                            ----------------------------------

                                         Name:
                                              --------------------------------

                                         Title:
                                               -------------------------------

                                         Purchase Price: $_____________

                                         ------------------------------

                                         ------------------------------

                                         ------------------------------
                                         (Print address)

                                         Telephone: ___________________

                                         Facsimile:____________________

                                         E-mail:_______________________

                                    EXHIBIT A
                                    ---------
                               LIST OF PURCHASERS

NAMES AND ADDRESSES   NUMBER OF SHARES   NUMBER OF WARRANTS    DOLLAR AMOUNT
OF PURCHASERS           PURCHASED            PURCHASED         OF PURCHASE PRICE
-------------           ---------            ---------         -----------------

                                    EXHIBIT B
                                    ---------

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED

         THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

                                CytRx Corporation

               Warrant for the Purchase of Shares of Common Stock,
                           par value $0.001 per Share

No. W-____                                                         ______ Shares
Issuance Date:  September 16, 2003

      THIS CERTIFIES that, for value received, _____________, whose address is _________________________ or its registered assigns (the "Holder"), is entitled to subscribe for and purchase from CytRx Corporation, a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, ______ shares of the Company's Common Stock, par value $0.001 per share ("Common Stock"), at a price of $3.05 per share, subject to adjustment as provided herein (the "Exercise Price"). As used herein the term "this Warrant" shall mean and include this Warrant and any Common Stock or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

      The number of shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth. The Warrant Shares are entitled to the benefits, and subject to the obligations, set forth in the Registration Rights Agreement among the Company, the Holder and certain other parties dated concurrently herewith.

      1. Exercise Price and Exercise Period. This Warrant may be exercised at any time or from time to time during the period commencing on the Issuance Date and ending at 5:00 P.M. Pacific time on September 14, 2008 (the "Exercise Period").

      2. Procedure for Exercise; Effect of Exercise.

      (a) Cash Exercise. This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the delivery to the Company of a duly executed Notice of Exercise (in the form attached to this Agreement) specifying the number of Warrant Shares to be purchased, (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check (the "Aggregate Exercise Price"), and (iii) the surrender to a common carrier for overnight delivery to the Company, or as soon as practicable following the date the holder of this Warrant delivers the Notice of Exercise to the Company, of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction).

      (b) Cashless Exercise. This Warrant may also be exercised by the Holder through a cashless exercise, as described in this Section 2(b). This Warrant may be exercised, in whole or in part, by (i) the delivery to the Company of a duly executed Notice of Exercise specifying the number of Warrant Shares to be applied to such exercise, and (ii) the surrender to a common carrier for overnight delivery to the Company, or as soon as practicable following the date the holder of this Warrant delivers the Notice of Exercise to the Company, of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction). The number of shares of Common Stock to be issued upon exercise of this Warrant pursuant to this Section 2(b) shall equal the value of this Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Warrant to the Company using the following formula:

                  X =  Y(A-B)
                       ------
                         A

     Where:

                  X = the number of shares of Common Stock to be issued to Holder under this Section 2(b);

                  Y = the number of Warrant Shares identified in the Notice of Exercise as being applied to the subject exercise;

                  A = the Current Market Price on such date; and

                  B = the Exercise Price on such date

For purposes of this Section 2(b), Current Market Price shall have the definition provided in Section 6(g).

      The Company acknowledges and agrees that this Warrant was issued on the date set forth at the end of this Warrant. Consequently, the Company acknowledges and agrees that, if the Holder conducts a cashless exercise pursuant to this Section 2(b), the period during which the Holder held this Warrant may, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as such rule is currently in effect, be "tacked" to the period during which the Holder holds the Warrant Shares received upon such cashless exercise.

         Notwithstanding the foregoing, the Holder may conduct a cashless exercise pursuant to this Section 2(b) only after the first anniversary of the Issuance Date, and then only in the event that a registration statement covering the resale of the Warrant Shares is not then effective at the time that the Holder wishes to conduct such cashless exercise.

      (c) Effect of Exercise. Upon receipt by the Company of a Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which the Notice of Exercise has been delivered and payment has been made for such Warrant Shares in accordance with this Agreement and the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. On or before the fifth business day following the date on which the Company has received each of the Notice of Exercise, the Aggregate Exercise Price (or notice of a cashless exercise) and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) (the "Exercise Delivery Documents"), the Company shall (X) issue and deliver to the address as specified in the Notice of Exercise, a certificate, registered in the name of the holder of this Warrant or its designee, for the number of shares of Common Stock to which the holder of this Warrant is entitled pursuant to such exercise, or (Y) provided that the Company's transfer agent (the "Transfer Agent") is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder of this Warrant is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder within five (5) business days of receipt of the Warrant.

      3. Registration of Warrants; Transfer of Warrants. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another

Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

      4. Restrictions on Transfer. (a) The Holder, as of the date of issuance hereof, represents to the Company that such Holder is acquiring the Warrants for its own account for investment purposes and not with a view to the distribution thereof or of the Warrant Shares. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 4, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The Holder by acceptance of this Warrant agrees that the Holder will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of an opinion of the Holder's counsel (as such opinion and such counsel are described in Section 4(b) hereof) or until registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Securities Act; provided, however, that the Holder may freely transfer this Warrant or such Warrant Shares (without delivery to the Company of an opinion of Counsel) (i) to one of its nominees, affiliates or a nominee thereof, (ii) to a pension or profit-sharing fund established and maintained for its employees or for the employees of any affiliate, (iii) from a nominee to any of the aforementioned persons as beneficial owner of this Warrant or such Warrant Shares, or (iv) to a qualified institutional buyer, so long as such transfer is effected in compliance with Rule 144A under the Securities Act.

            (b) The Holder, by its acceptance hereof, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than as permitted by Section 4(a) hereof or pursuant to a registration under the Securities Act), the Holder will give written notice to the Company of its intention to effect such transfer, together with an opinion of such counsel for the Holder as shall be reasonably acceptable to the Company, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Securities Act. Upon delivery of such notice and opinion to the Company, the Holder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company.

            (c) Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend unless the opinion of counsel referred to in Section 4(b) states such legend is not required:

      "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM

      AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED."

The Holder understands that the Company may place, and may instruct any transfer agent or depository for the Warrant Shares to place, a stop transfer notation in the securities records in respect of the Warrant Shares.

      5. Reservation of Shares. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, and all shares of Common Stock issuable upon conversion of this Warrant, shall be validly issued, fully paid, non-assessable, and free of preemptive rights.

      6. Exercise Price Adjustments. The Exercise Price shall be subject to adjustment from time to time as follows:

            (a) (i) In the event that the Company shall (A) pay a dividend or make a distribution, in shares of Common Stock, on any class of capital stock of the Company or any subsidiary which is not directly or indirectly wholly owned by the Company, (B) split or subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, then in each such case the Exercise Price in effect immediately prior thereto shall be adjusted so that the Holder of a Warrant thereafter surrendered for Exercise shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such Warrant been exercised immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 6(a)(i) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in Section 6(e) below) and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under clauses (ii) and (iii) below.

            (ii) In the event that the Company shall commit to issue or distribute Common Stock or issue rights, warrants, options or convertible or exchangeable securities entitling the holder thereof to subscribe for or purchase, convert into or exchange for Common Stock, in any such case at a price per share less than the Current Market Price per share on the earliest of (i) the date the Company shall enter into a firm contract for such issuance or distribution, (ii) the record date for the determination of stockholders entitled to receive any such rights, warrants, options or convertible or exchangeable securities, if applicable, or (iii) the date of actual issuance or distribution of any such Common Stock or rights, warrants, options or convertible or exchangeable securities (provided that the issuance of Common Stock upon the exercise of rights, warrants, options or convertible or exchangeable securities will not cause an adjustment in the Exercise Price if no such adjustment would have been required at the time such right, warrant, option or convertible or exchangeable security was issued), then the Exercise Price in effect immediately prior to such earliest date shall be adjusted so that the Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior to such earliest date by the fraction:

              (x) whose numerator shall be the number of shares of Common Stock outstanding on such date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price (such amount, with respect to any such rights, warrants, options or convertible or exchangeable securities, determined by multiplying the total number of shares subject thereto by the exercise price of such rights, warrants, options or convertible or exchangeable securities and dividing the product so obtained by the Current Market Price), and

              (y) whose denominator shall be the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock to be issued or distributed or receivable upon exercise of any such right, warrant, option or convertible or exchangeable security.

Such adjustment shall be made successively whenever any such Common Stock, rights, warrants, options or convertible or exchangeable securities are issued or distributed. In determining whether any rights, warrants or options entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of shares of Common Stock so issued or distributed, there shall be taken into account any consideration received by the Company for such Common Stock, rights, warrants, options, or convertible or exchangeable securities, the value of such consideration, if other than cash, to be determined by the Board of Directors, whose determination shall be conclusive and described in a certificate filed with the records of corporate proceedings of the Company. If any right, warrant, option or convertible or exchangeable security to purchase or acquire Common Stock, the issuance of which resulted in an adjustment in the Exercise Price pursuant to this subsection (ii) shall expire and shall not have been exercised, the Exercise Price shall immediately upon such expiration be recomputed to the Exercise Price which would have been in effect had the adjustment of the Exercise Price made upon the issuance of such right, warrant, option or convertible or exchangeable security been made on the basis of offering for subscription, purchase or issuance, as the case may be, only of that number of shares of Common Stock actually purchased or issued upon the actual exercise of such right, warrant, option or convertible or exchangeable securities.

            (iii) No adjustment in the Exercise Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect; provided, however, that any adjustments that by reason of this Section 6(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6(a) shall be made to the nearest cent or nearest 1/100th of a share.

            (iv)  Notwithstanding  anything  to the  contrary  set forth in this
Section 6(a), no adjustment shall be made to the Exercise Price upon (A) the issuance of shares of Common Stock pursuant to any compensation or incentive plan for officers, directors, employees or consultants of the Company which plan has been approved by the Compensation Committee of the Board of Directors (or, if there is no such committee then serving, by the majority vote of the Directors then serving each of which Director is not (x) an employee or officer of the Company, (y) a 5% or greater stockholder of the Company, or (y) an officer, employee, affiliate or associate of any such 5% or greater stockholder) (unless the exercise price thereof is changed after the date hereof other than solely by operation of the anti-dilution provisions thereof or by the Compensation Committee of the Board of Directors or, if applicable, the Board of Directors and, if required by law, the stockholders of the Company), or (B) the issuance of Common Stock upon the conversion or exercise of the options, warrants or rights of the Company outstanding on September 15, 2003, unless the conversion or exercise price thereof is changed after September 15, 2003 (other than solely by operation of the anti-dilution provisions thereof).

            (v) The Company from time to time may reduce the Exercise Price by any amount for any period of time in the discretion of the Board of Directors; provided, however, that if the Company so reduces the Exercise Price, then it shall similarly reduce the exercise price of all other warrants sold and issued to other holders pursuant to that certain Securities Purchase Agreement dated as of September 15, 2003, by and among the Company, the Holder and certain other holders. A voluntary reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of this Section 6(a).

            (vi) In the event that, at any time as a result of an adjustment made pursuant to Sections 6(a)(i) through 6(a)(iii) above, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon exercise of any such Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 6(a)(i) through 6(a)(v) above, and the other provisions of this Section 6(a) with respect to the Common Stock shall apply on like terms to any such other shares.

      (b) In case of any reclassification of the Common Stock (other than in a transaction to which Section 6(a)(i) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of a Warrant then outstanding shall have the right thereafter, during the period such Warrant shall be exercisable, to exercise such Warrant only for the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Company into which a Warrant might have been able to exercise for immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange assuming that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction subject to adjustment as provided in Section 6(a) above following the date of consummation of such transaction. The Company shall not effect any such reclassification, consolidation, merger, sale, transfer, share exchange or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Holder, the obligation to deliver to the Holder upon its exercise of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and the other obligations under this Warrant. Notwithstanding the foregoing, in the case of any sale or transfer of all or substantially all of the assets of the Company or merger or consideration of the Company in which the shareholders of the Company receive cash or other property for each of their shares of Common Stock in excess of the then Exercise Price, this Warrant will terminate if not exercised by the Holder no later than the closing of such sale, merger or consolidation. The provisions of this Section 6(b) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(c)                              If:

                  (i) the Company shall take any action which would require an adjustment in the Exercise Price pursuant to Section 6(a); or

                  (ii) the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

                  (iii) there  shall be any  reclassification  or  change of the
                        Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall cause to be filed with the transfer agent for the Warrants and shall cause to be mailed to each Holder at such Holder's address as shown on the books of the transfer agent for the Warrants, as promptly as possible, but at least 30 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 6(c).

            (d) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly file with the transfer agent for the Warrants a certificate of an officer of the Company setting forth the Exercise Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The Company shall promptly cause a notice of the adjusted Exercise Price to be mailed to each Holder.

            (e) In any case in which Section 6(a) provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to Section 6(a) occurs after such record date but before the occurrence of such event, the Company may defer until the actual occurrence of such event (i) issuing to the Holder of any Warrants exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment, and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 6(i).

            (f) In case the Company shall take any action affecting the Common Stock, other than actions described in this Section 6, which in the opinion of the Board of Directors would materially adversely affect the exercise right of the Holders, the Exercise Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances; provided, however, that in no event shall the Board of Directors be required to take any such action.

            (g) For the purpose of any  computation  under  Section 2(b) or this
Section 6, the "Current Market Price" per share of Common Stock on any day shall mean: (i) if the principal trading market for such securities is a national or regional securities exchange, the closing price on such exchange on such day; or (ii) if sales prices for shares of Common Stock are reported by the NASDAQ National Market System or NASDAQ Small Cap Market (or a similar system then in use), the last reported sales price (regular way) so reported on such day; or (iii) if neither (i) nor
(ii) above are applicable, and if bid and ask prices for shares of Common Stock are reported in the over-the-counter market by NASDAQ (or, if not so reported, by the National Quotation Bureau), the average of the high bid and low ask prices so reported on such day. Notwithstanding the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the day in question, then the Current Market Price shall be determined as of the latest date prior to such day for which such closing price, last reported sales price, or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Current Market Price shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company.

            (h) Upon each adjustment of the Exercise Price, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price, by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

            (i) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

      7. Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and no Person (as defined below) who is a holder of this Warrant shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own in excess of 9.99% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any debentures, convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the holder of this Warrant, the Company shall within two Business Days confirm orally and in writing to the holder of this Warrant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the holder of this Warrant and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In effecting the exercise of this Warrant, the Company shall be entitled to rely on a representation by the holder of this Warrant as to the number of shares that it beneficially owns for purposes of the above 9.99% limitation calculation.

      8. Transfer Taxes. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      9. Loss or Mutilation of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

      10. No Rights as a Stockholder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

      11. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

Dated: September 16, 2003

                                   CYTRX CORPORATION

                                   By:
                                      -----------------------------------------
                                            Steven A. Kriegsman,
                                            Chief Executive Officer

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

                  FOR VALUE RECEIVED, hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, par value $0.001 per share, of CytRx Corporation (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint attorney to transfer such Warrant on the books of the Company, with full power of substitution.

                                      Dated:
                                            -----------------------------

                                      By:
                                         --------------------------------
                                                   Signature

         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:      CytRx Corporation
         11726 San Vicente Blvd., Suite 650
         Los Angeles, California  90049
         Attention:  Chief Executive Officer

                               NOTICE OF EXERCISE

         The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ by [tendering cash or delivering a certified check or bank cashier's check, payable to the order of the Company] [surrendering ______ shares of Common Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

                     ---------------------------------------

                     ---------------------------------------

                     ---------------------------------------

                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

                                         Dated:
                                               ---------------------------------

                                         By:
                                            ------------------------------------
                                                      Print Name

                                         ---------------------------------------
                                                      Signature

Address:

------------------------------

------------------------------

------------------------------

                                    EXHIBIT C
                                    ---------
                                 FORM OF OPINION

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted.

         2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Shares, the Warrants and the Warrant Shares. The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required. Each of the Transaction Documents have been duly executed and delivered, and the Shares and the Warrants have been duly executed, issued and delivered by the Company and each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms. Neither the Shares nor the Warrant Shares are subject to any preemptive rights under the Certificate of Incorporation or the Bylaws.

         3. The Shares have been duly authorized and, when delivered against payment in full as provided in the Agreement, will be validly issued, fully paid and nonassessable. The Warrant Shares, have been duly authorized and reserved for issuance, and, when delivered upon exercise or against payment in full as provided in the Warrants, will be validly issued, fully paid and nonassessable.

         4. The execution, delivery and performance of and compliance with the terms of the Transaction Documents and the issuance of the Shares, the Warrants and the Warrant Shares do not (a) violate any provision of the Certificate of Incorporation or Bylaws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material Post-Acquisition Agreement to which the Company is a party and which is known to us, (c) create or impose a lien, charge or encumbrance on any property of the Company under any Post-Acquisition Agreement known to us to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (d) result in a violation of any Federal, state, local or foreign statute, rule, regulation, order, judgment, injunction or decree applicable to the Company or by which any property or asset of the Company is bound or affected (provided, however, that our opinion is limited to those statutes, rules and regulations which, in our experience, are typically applicable to transactions of the type contemplated by the Agreement), except, in all cases other than violations pursuant to clauses
(a) and (d) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. "Post-Acquisition Agreement" refers to all agreements, mortgages, deeds of trust, indentures, notes, bonds, licenses, lease agreements, instruments or other obligations of the Company that the Company entered into after the July 19, 2002 acquisition of Global Genomics Capital, Inc.

         5. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required under Federal, state or local law, rule or regulation in connection with the valid execution, delivery and performance of the Transaction Documents, or the offer, sale or issuance of the Shares, the Warrants or the Warrant Shares other than filings as may be required by applicable Federal and state securities laws and regulations and the NASD rules and regulations (provided, however, that our opinion is limited to those statutes, rules and regulations which, in our experience, are typically applicable to transactions of the type contemplated by the Agreement).

         6. To our knowledge, there is no action, suit, claim, investigation or proceeding pending or threatened against the Company which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. Except as set forth in the Agreement, to our knowledge, there is no action, suit, claim, investigation or proceeding pending, or to our knowledge, threatened, against or involving the Company or any of its properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

         7. The offer, issuance and sale of the Shares and the Warrants, and the offer, issuance and sale of the Warrant Shares pursuant to the Warrants, are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

                                    EXHIBIT D
                                    ---------
                      FORM OF REGISTRATION RIGHTS AGREEMENT

                            SCHEDULE OF EXCEPTIONS TO

                         REPRESENTATIONS AND WARRANTIES

                  These Schedules are furnished by CytRx Corporation, a Delaware corporation (the "Company"), pursuant to the Securities Purchase Agreement dated as of September 15, 2003 (the "Purchase Agreement"), by and among the Company and the investors listed on Exhibit A attached thereto.

                  Nothing in the Schedules constitutes an admission of any liability or obligation of the Company to any third party, nor an admission to any third party against the Company's interests. Unless otherwise stated, all statements made herein are made as of the date of execution of the Purchase Agreement. The Schedules are qualified in their entirety by reference to specific provisions of the Purchase Agreement.

                  The representations and warranties made by the Company in the Purchase Agreement are qualified by, and subject to the exceptions noted in, the information set forth in these Schedules. The inclusion or disclosure of any item or information in the Schedules shall not be construed as an admission that such item or information is material to the Company, and any inclusion in the Schedules shall expressly not be deemed to constitute an admission, or otherwise imply, that any such item or information is material or creates measures for materiality for the purposes of the Purchase Agreement.

                  Any matter described in any section or subsection of any Schedule shall be deemed set forth for all purposes in any other Schedule to the extent such matter is reasonably related to the Schedule in question.

                  Headings have been inserted on the sections of the Schedules for convenience of reference only and shall to no extent have the effect of amending or changing the express description of the sections as set forth in the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Purchase Agreement.

SCHEDULE 2.1(B)
---------------
         None.

SCHEDULE 2.1(C)
---------------

         Preferred Shares
         ----------------
               Shares Authorized                                          1,000
               Shares Outstanding                                          none

         Common Shares
         -------------
               Shares Authorized                                     50,000,000
               Shares Outstanding (excluding                         28,608,776
               treasury shares)

         Securities Convertible Into Common Shares
         -----------------------------------------
                                                                 No. Shares
                                                          ----------------------
              Stock Option Plans                                      1,967,208

              Stock Purchase Warrants                                 5,256,302

              Total Convertible Securities                            7,223,510
                                                          ----------------------

            Securities Entitled to Registration Rights
            ------------------------------------------

            As required by registration rights agreements previously entered into by the Company, there are two Registration Statements on Form S-3 currently in effect (SEC registration nos. 333-106629 and 333-100947). In addition to the securities covered by these two Form S-3 Registration Statements, the following securities are covered by registration rights:

            (i) Cappello and assignee warrants - aggregate of 1,413,880 shares

            (ii) See, "Commitments to Issue Additional Shares of Common Stock" for a description of registration rights ( the Company has agreed to grant to Dr. Michael P. Czech.

            (iii) The Company has agreed to register 357,500 shares of common stock owned by J.P. Turner & Company LLC, including 82,500 shares of common stock underlying stock purchase warrants issued to J.P. Turner & Company LLC

            (iv) As compensation for the services rendered to the Company by the placement agents engaged in the offer and sale of the Common Stock offered hereby, the Company has agreed to grant such placement agents warrants to purchase shares of Common Stock. The Company has agreed to register the shares of Common Stock issuable upon the exercise of the warrants to be granted to the placement agents of this offering.

          Commitments to Issue Additional Shares of Common Stock
          ------------------------------------------------------

          The Company has reached an agreement in principle with Rip Grossman & Associates to issue that firm 100,000 shares of common stock as its fee in connection with the University of Massachusetts Medical School transaction.

          The Company has entered into an Agreement in Principle (the "Agreement in Principle") with Araios, Inc. ("Araios"), a Delaware corporation, and Michael P. Czech regarding the formation, capitalization and control of Araios. Under the terms of the Agreement in Principle, the Company will acquire a 95% equity interest in Araios, and Dr. Czech will own the remaining 5% interest. Commencing 18 months after the closing of the Company's investment in Araios, Dr. Czech will have the right to "put" his 5% equity interest in Araios to the Company in exchange for 650,000 shares of Common Stock. The Company has agreed that it will register the 650,000 shares that may be issued to Dr. Czech on the next Form S-3 filed by the Company following the issuance of those shares, provided that Dr. Czech shall have demand registration rights to cause those shares to be registered at the Company's expense if the shares are not registered within 180 days of issuance.

          Pursuant to the Agreement in Principle, the Company is required to (i) increase its stock option plans to set aside 900,000 shares of its outstanding Common Stock for equity incentive grants to Araios employees, which grants will be made by the Company's Compensation Committee in consultation with Araios, and (ii) grant options to purchase up to 20,000 shares of Common Stock to each of the three new members of Araois' advisory board.

SCHEDULE 2.1(F)
---------------
         None.

SCHEDULE 2.1(G)
---------------

         Subsidiaries                                               % Ownership
         ---------------
              GGC Pharmaceuticals, Inc.                                100%
              Proceutics, Inc.                       (inactive)        100%
              CytRx Animal Health, Inc.              (inactive)        100%
              Custom Adjuvants, Inc.                 (inactive)        100%

         Minority Owned Entities (held by GGC Pharmaceuticals)
         -----------------------------------------------------
              Blizzard Genomics, Inc.                                   40%
              Psynomics, Inc.                                            5%

SCHEDULE 2.1(H)
---------------
         None.

SCHEDULE 2.1(I)
---------------
         None.

SCHEDULE 2.1(J)
---------------
         None.

SCHEDULE 2.1(K)
---------------

         As described in Agreement in Principle, the Company agreed to invest $7,000,000 in Araios and has agreed to fund additional staffing and infrastructure expenditures.

SCHEDULE 2.1(L)
---------------
         None.

SCHEDULE 2.1(M)
---------------
         None.

SCHEDULE 2.1(N)
---------------
         None.

SCHEDULE 2.1(O)
---------------
         None.

SCHEDULE 2.1(P)
---------------

         Cappello Capital Corp., Dunwoody Brokerage Services, Inc., Gilford Securities Incorporated, Cardinal Securities, LLC, J.P. Turner & Co., Maxim Group LLC and are serving as placement agents and will receive cash fees and warrants in connection with this transaction.

SCHEDULE 2.1(R)
---------------

         Registered domain name - www.CytRx.com

         License Agreements

                  Vical Incorporated
                  Merck & Co., Inc.
                  Carnegie Institution
                  Ivy Animal Health
                  University of Massachusetts Medical School (seven license agreements covering pending and provisional patent applications)

         Trademarks, Patents and Patent Applications

                  See Exhibit A to Schedule 2.1(r).

SCHEDULE 2.1(S)
---------------
         None.

SCHEDULE 2.1(U)
---------------

         The Company will be required to file certain of the agreements that it enters into with Araios and/or Dr. Michael P. Czech in accordance with the Agreement in Principle.

         Amendment to Professional Services Agreement between the Company and the Kriegsman Group

         Employment Agreement between the Company and Kirk Peacock, Chief Financial Officer of the Company

SCHEDULE 2.1(V)
---------------

         As stated in the Agreement in Principle, (i) the Company will be required to appoint Dr. Czech to the Company's Scientific Advisory Board, (ii) Araios, as a subsidiary of the Company, will be required to enter into an employment agreement with Mark A. Tepper, Ph.D., and (iii) Araios will be required to appoint up to three other persons to the Scientific Advisory Board of Araios.

SCHEDULE 2.1(X)
---------------

         Notice of issuance of the Company's shares required to be delivered to Nasdaq prior to closing of transaction will be delivered after closing.

SCHEDULE 2.1(Y)
---------------

         None.

SCHEDULE 2.1(Z)
---------------

         Between July 1, 2003 and September 12, 2003, the Company has granted options to purchase up to 210,000 shares of Common Stock to Kirk Peacock, the Company's new Chief Financial Officer. In addition, on July 29, 2003, the Company agreed to grant options to purchase 350,000 shares of Common Stock to Louis Ignarro, Ph.D., a Director, the Chairman of the Scientific Advisory Board, and Chief Scientific Spokesman of the Company.

         No warrants have been granted by the Company since July 1, 2003.

         Between July 1, 2003 and September 12, 2003, the Company issued a total of 984,336 shares of common stock issued pursuant to the exercise of outstanding options and warrants. In addition, the Company has issued 100,000 shares of common stock as a finder's fee.

         In August 2003, the Company hired (i) Kirk Peacock as the Company's new Chief Financial Officer, (ii) Ed Umali as the Company's new Director of Operations, (iii) David Haen as the Company's new Director of Business Development; and (iv) Carolyn French as the Company's new Director of Communications.

                                   Exhibit A


K-S MATTER NO.     CLIENT NO.                COUNTRY                TITLE
------------------------------------------------------------------------------------------------------------------------------------
216026             19720-0035                US                     Method of Stimulating the Immune System
------------------------------------------------------------------------------------------------------------------------------------
216034             19720-0043CA              Canada                 Improved Fibrinolytic Composition
------------------------------------------------------------------------------------------------------------------------------------
216043             19720-0051IL              Israel                 Improved Fibrinolytic Composition
------------------------------------------------------------------------------------------------------------------------------------
216044             19720-0052                US                     Improved Fibrinolytic Composition
                                                                    Combination with fibrinolytic
------------------------------------------------------------------------------------------------------------------------------------
216046             19720-0053                US                     Improved Fibrinolytic Composition - Treating Tumors
------------------------------------------------------------------------------------------------------------------------------------
216054             19720-0057                US                     An Improved Method for Treating Burns
------------------------------------------------------------------------------------------------------------------------------------
216055             19720-0058                US                     An Improved Method for Treating Sickle Cell Anemia
------------------------------------------------------------------------------------------------------------------------------------
216093             19720-0077                US                     Antiinfective Compounds and Method of Use
------------------------------------------------------------------------------------------------------------------------------------
216113             19720-0101                US                     Method of Treating Ischemic Tissue
------------------------------------------------------------------------------------------------------------------------------------
216119             19720-0110                US                     Improved Method for Treating Damaged Tissue
------------------------------------------------------------------------------------------------------------------------------------
216122             19720-0112                US                     Method of Treating Tissue Damaged by Reperfusion Injury
------------------------------------------------------------------------------------------------------------------------------------
216138             19720-0151                US                     Improved Method of Performing Angioplasty Procedures
------------------------------------------------------------------------------------------------------------------------------------
216144             19720-0162IE              Ireland                Injectable Pharmaceutical Composition for the Protection of
                                                                    Tissue Damaged by Ischemia
------------------------------------------------------------------------------------------------------------------------------------
216154             19720-0186                US                     Method of Delivering Drugs to Damaged or Diseased Tissue
------------------------------------------------------------------------------------------------------------------------------------
216225             19720-0222                US                     Polyoxypropylene/Polyoxyethelene Copolymers with Improved
                                                                    Biological Activity
------------------------------------------------------------------------------------------------------------------------------------
216226             19720-0223                US                     Polyoxypropylene/Polyoxyethelene Copolymers with Improved
                                                                    Biological Activity
------------------------------------------------------------------------------------------------------------------------------------
216231             19720-0224                US                     Improved Antiinfective Polyoxypropylene/Polyoxyethelene
                                                                    Copolymers and Methods of Use
------------------------------------------------------------------------------------------------------------------------------------
216232             19720-0225                US                     Polyoxypropylene/Polyoxyethelene Copolymers with Improved
                                                                    Biological Activity
------------------------------------------------------------------------------------------------------------------------------------
216233             19720-0226                US                     Polyoxypropylene/Polyoxyethylene Copolymers with Improved
                                                                    Biological Activity
------------------------------------------------------------------------------------------------------------------------------------
216234             19720-0227                US                     Polyoxypropylene/Polyoxyethylene Copolymers with Improved
                                                                    Biological Activity
------------------------------------------------------------------------------------------------------------------------------------
216235             19720-0228                US                     Polyoxypropylene/Polyoxyethylene Copolymers with Improved
                                                                    Biological Activity
------------------------------------------------------------------------------------------------------------------------------------
263913             19720-0229                US                     Polyoxypropylene/Polyoxyethylene Copolymers with Improved
                                                                    Biological Activity
------------------------------------------------------------------------------------------------------------------------------------
216263             19720-0430JP              Japan                  Improved Fibrinolytic Composition
------------------------------------------------------------------------------------------------------------------------------------
216332             19720-0500AT              Austria                Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216333             19720-0500AU              Australia              Australia--Methods and Compositions for Treatment of
                                                                    Pathological Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216334             19720-0500BE              Belgium                Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216335             19720-0500CA              Canada                 Canada--Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216336             19720-0500CH              Switzerland            Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216337             19720-0500DE              Germany                Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216339             19720-0500EP              EPO                    EPO--Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216340             19720-0500ES              Spain                  Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216342             19720-0500FR              France                 Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216343             19720-0500GB              United Kingdom         Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216345             19720-0500IT              Italy                  Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216347             19720-0500LU              Luxembourg             Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216348             19720-0500NL              Netherlands            Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216350             19720-0500SE              Sweden                 Methods and Compositions for Treatment of Pathological
                                                                    Hydrophobic Interactions in Biological Fluids
------------------------------------------------------------------------------------------------------------------------------------
216352             19720-0501                US                     Method of Treating Myocardial Damage
------------------------------------------------------------------------------------------------------------------------------------
216354             19720-0502                US                     Method of Treating Myocardial Damage
------------------------------------------------------------------------------------------------------------------------------------
216356             19720-0511                US                     Method of Treating Stroke
------------------------------------------------------------------------------------------------------------------------------------
216358             19720-0513                US                     Method of Treating Stroke
------------------------------------------------------------------------------------------------------------------------------------
216359             19720-0520                US                     Method of Treating Adult Respiratory Distress Syndrome
------------------------------------------------------------------------------------------------------------------------------------
216377             19720-0573                US                     Method of Treating Tumors
------------------------------------------------------------------------------------------------------------------------------------
216415             19720-0620AT              Austria                Therapeutic Delivery Compositions and Methods of Use Thereof
                   19720-0620BE              Belgium                Therapeutic Delivery Compositions and Methods of Use Thereof
------------------------------------------------------------------------------------------------------------------------------------
216414             19720-0620CA              Canada                 Therapeutic Delivery Compositions and Methods of Use Thereof
                   19720-0620CH              Switzerland            Therapeutic Delivery Compositions and Methods of Use Thereof
                   19720-0620DE              Germany                Therapeutic Delivery Compositions and Methods of Use Thereof
                   19720-0620DK              Denmark                Therapeutic Delivery Compositions and Methods of Use Thereof
------------------------------------------------------------------------------------------------------------------------------------
216415             19720-0620EP              EPO                    Therapeutic Delivery Compositions and Methods of Use Thereof
                   19720-0620ES              Spain                  Therapeutic Delivery Compositions and Methods of Use Thereof
                   19720-0620FR              France                 Therapeutic Delivery Compositions and Methods of Use Thereof
                   19720-0620GB              United Kingdom         Therapeutic Delivery Compositions and Methods of Use Thereof
                   19720-0620IE              Ireland                Therapeutic Delivery Compositions and Methods of Use Thereof
                   19720-0620IT              Italy                  Therapeutic Delivery Compositions and Methods of Use Thereof
------------------------------------------------------------------------------------------------------------------------------------
216416             19720-0620JP              Japan                  Therapeutic Delivery Compositions and Methods of Use Thereof
------------------------------------------------------------------------------------------------------------------------------------
216417             19720-0620KR              South Korea            Therapeutic Delivery Compositions and Methods of Use Thereof
                   19720-0620NL              Netherlands            Therapeutic Delivery Compositions and Methods of Use Thereof
                   19720-0620SE              Sweden                 Therapeutic Delivery Compositions and Methods of Use Thereof
------------------------------------------------------------------------------------------------------------------------------------
216422             19720-0624                US                     Therapeutic Delivery Compositions and Methods of Use Thereof
------------------------------------------------------------------------------------------------------------------------------------
261843             19720-0625                US                     Therapeutic Delivery Compositions and Methods of Use Thereof
------------------------------------------------------------------------------------------------------------------------------------
262529             19720-0626                US                     Therapeutic Delivery Compositions and Methods of Use Thereof
------------------------------------------------------------------------------------------------------------------------------------
276833             19720-0627WP              PCT                    Therapeutic Delivery Compositions and Methods of Use Thereof
------------------------------------------------------------------------------------------------------------------------------------
216433             19720-0650AT              Austria                Novel Vaccine Adjuvant and Vaccine
------------------------------------------------------------------------------------------------------------------------------------
216432             19720-0650CA              Canada                 Novel Vaccine Adjuvant and Vaccine
------------------------------------------------------------------------------------------------------------------------------------
216433             19720-0650DE              Germany                Novel Vaccine Adjuvant and Vaccine
------------------------------------------------------------------------------------------------------------------------------------
216433             19720-0650EP              EPO                    Novel Vaccine Adjuvant and Vaccine
------------------------------------------------------------------------------------------------------------------------------------
216433             19720-0650FR              France                 Novel Vaccine Adjuvant and Vaccine
                   19720-0650IE              Ireland                Novel Vaccine Adjuvant and Vaccine
------------------------------------------------------------------------------------------------------------------------------------
216433             19720-0650IT              Italy                  Novel Vaccine Adjuvant and Vaccine
------------------------------------------------------------------------------------------------------------------------------------
216434             19720-0650JP              Japan                  Novel Vaccine Adjuvant and Vaccine
                   19720-0650SE              Sweden                 Novel Vaccine Adjuvant and Vaccine
------------------------------------------------------------------------------------------------------------------------------------
269291             19720-0651EP              EPO                    Novel Vaccine Adjuvant and Vaccine
------------------------------------------------------------------------------------------------------------------------------------
277996             19720-0651HK              Hong Kong              Method for Making Polyoxypropylene/Polyoxyethylene Block
                                                                    Copolymers
------------------------------------------------------------------------------------------------------------------------------------
216438             19720-0652                US                     Novel Vaccine Adjuvant and Vaccine
------------------------------------------------------------------------------------------------------------------------------------
216443             19720-0657                US                     Novel Vaccine Adjuvant and Vaccine
------------------------------------------------------------------------------------------------------------------------------------
216444             19720-0658                US                     Novel Vaccine Adjuvant and Vaccine
------------------------------------------------------------------------------------------------------------------------------------
271667             19720-0659                US                     Novel Vaccine Adjuvant and Vaccine
------------------------------------------------------------------------------------------------------------------------------------
245350             22031-0065AT              Austria                Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245351             22031-0065AU              Australia              Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245352             22031-0065BE              Belgium                Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245354             22031-0065CA              Canada                 Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245355             22031-0065CH              Switzerland            Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245357             22031-0065DE              Germany                Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245358             22031-0065DK              Denmark                Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245359             22031-0065EP              EPO                    Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245360             22031-0065ES              Spain                  Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245361             22031-0065FR              France                 Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245362             22031-0065GB              Great Britain          Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245363             22031-0065GR              Greece                 Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245364             22031-0065IE              Ireland                Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245366             22031-0065IT              Italy                  Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245367             22031-0065JP              Japan                  Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245368             22031-0065KR              South Korea            Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245369             22031-0065LU              Luxembourg             Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245372             22031-0065NL              Netherlands            Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245373             22031-0065NZ              New Zealand            Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245375             22031-0065PT              Portugal               Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245376             22031-0065SE              Sweden                 Improved Adjuvants and Vaccines
------------------------------------------------------------------------------------------------------------------------------------
245382             22031-0069                US                     Methods and Vaccines Comprising Surface-Active Copolymers
------------------------------------------------------------------------------------------------------------------------------------
245415             22031-0095                US                     Multiple Emulsions and Methods of Preparation
------------------------------------------------------------------------------------------------------------------------------------
245416             22031-0096                US                     Multiple Emulsions and Methods of Preparation (Oral Vaccines)
------------------------------------------------------------------------------------------------------------------------------------
245508             22170-0100CA              Canada                 Biologically Active Copolymers
------------------------------------------------------------------------------------------------------------------------------------
245510             22170-0100CL              Chile                  Biologically Active Copolymers
------------------------------------------------------------------------------------------------------------------------------------
245512             22170-0100DE              Germany                Use of Biologically Active Copolymers for the Manufacture of a
                                                                    Medicament for Stimulating the Growth of an Animal
------------------------------------------------------------------------------------------------------------------------------------
245515             22170-0100ES              Spain                  Biologically Active Copolymers
------------------------------------------------------------------------------------------------------------------------------------
245517             22170-0100FR              France                 Use of Biologically Active Copolymers for the Manufacture of a
                                                                    Medicament for Stimulating the Growth of an Animal
------------------------------------------------------------------------------------------------------------------------------------
245518             22170-0100GB              United Kingdom         Use of Biologically Active Copolymers for the Manufacture of a
                                                                    Medicament for Stimulating the Growth of an Animal
------------------------------------------------------------------------------------------------------------------------------------
245526             22170-0100MX              Mexico                 Biologically Active Copolymers
------------------------------------------------------------------------------------------------------------------------------------
245527             22170-0100NL              Netherlands            Use of Biologically Active Copolymers for the Manufacture of a
                                                                    Medicament for Stimulating the Growth of an Animal
------------------------------------------------------------------------------------------------------------------------------------
245550             22170-0105                US                     Biologically-Active Copolymers
------------------------------------------------------------------------------------------------------------------------------------
245564             22170-0121                US                     Growth Promoting Compositions and Methods of Use
------------------------------------------------------------------------------------------------------------------------------------

 FILING DATE               APPL. SERIAL NO.              ISSUE DATE               PATENT NO.
------------------------------------------------------------------------------------------------------------------------------------
 6/12/1991                  107,358                       8/10/1993               5,234,683
------------------------------------------------------------------------------------------------------------------------------------
 5/13/1987                  537,052                       3/24/1992               1,297,792
------------------------------------------------------------------------------------------------------------------------------------
 5/14/1987                  82519                         8/26/1992               P/82519
------------------------------------------------------------------------------------------------------------------------------------
 5/7/1987                   07/045,459                    1/31/1989               4,801,452
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1987                 07/136,034                    10/10/1989              4,873,083
------------------------------------------------------------------------------------------------------------------------------------
 12/29/1988                 07/291,925                    11/7/1989               4,879,109
------------------------------------------------------------------------------------------------------------------------------------
 1/13/1989                  07/297,156                    6/6/1989                4,837,014
------------------------------------------------------------------------------------------------------------------------------------
 6/1/1995                   08/457,808                    9/22/1998               5,811,088
------------------------------------------------------------------------------------------------------------------------------------
 5/11/1990                  07/522,193                    2/18/1992               5,089,260
------------------------------------------------------------------------------------------------------------------------------------
 6/1/1989                   07/359,903                    1/30/1990               4,897,263
------------------------------------------------------------------------------------------------------------------------------------
 5/4/1990                   07/519,005                    8/20/1991               5,041,288
------------------------------------------------------------------------------------------------------------------------------------
 5/3/1990                   07/518,510                    5/21/1991               5,017,370
------------------------------------------------------------------------------------------------------------------------------------
 7/23/1992                  922401
------------------------------------------------------------------------------------------------------------------------------------
 5/4/1990                   07/519,148                    7/9/1991                5,030,448
------------------------------------------------------------------------------------------------------------------------------------
 7/2/1993                   08/087,136                    4/18/2000               Re. 36,665
------------------------------------------------------------------------------------------------------------------------------------
 8/9/1994                   08/292,803                    10/22/1996              5,567,859
------------------------------------------------------------------------------------------------------------------------------------
 6/6/1995                   08/468,137                    10/7/1997               5,674,911
------------------------------------------------------------------------------------------------------------------------------------
 6/2/1995                   08/460,192                    12/9/1997               5,696,298
------------------------------------------------------------------------------------------------------------------------------------
 6/3/1996                   08/657,161                    11/25/1997              5,691,387
------------------------------------------------------------------------------------------------------------------------------------
 7/8/1997                   08/889,342                    11/23/1999              5,990,241
------------------------------------------------------------------------------------------------------------------------------------
 8/5/1999                   09/368,855                    3/19/2002               6,359,014
------------------------------------------------------------------------------------------------------------------------------------
 12/14/2001                 10/017,223
------------------------------------------------------------------------------------------------------------------------------------
 5/8/1987                   62-503333                     12/7/1994               1891157
------------------------------------------------------------------------------------------------------------------------------------
 8/22/1990                  90 901 954.9                                          E 149 791
------------------------------------------------------------------------------------------------------------------------------------
 7/18/1990                  48495/90                      10/11/1993              637996
------------------------------------------------------------------------------------------------------------------------------------
 8/22/1990                  90 901 954.9                                          0 409 940
------------------------------------------------------------------------------------------------------------------------------------
 12/29/1989                 2,006,953                                             2,006,953
------------------------------------------------------------------------------------------------------------------------------------
 8/22/1990                  90 901 954.9                                          0 409 940
------------------------------------------------------------------------------------------------------------------------------------
 8/22/1990                  90 901 954.9                                          0 409 940
------------------------------------------------------------------------------------------------------------------------------------
 8/22/1990                  90 901 954.9                  3/12/1997               409940
------------------------------------------------------------------------------------------------------------------------------------
 8/22/1990                  90 901 954.9                                          0 409 940
------------------------------------------------------------------------------------------------------------------------------------
 8/22/1990                  90 901 954.9                                          0 409 940
------------------------------------------------------------------------------------------------------------------------------------
 8/22/1990                  90 901 954.9                                          0 409 940
------------------------------------------------------------------------------------------------------------------------------------
 8/22/1990                  90 901 954.9                                          0 409 940
------------------------------------------------------------------------------------------------------------------------------------
 8/22/1990                  90 901 954.9                                          0 409 940
------------------------------------------------------------------------------------------------------------------------------------
 8/22/1990                  90 901 954.9                                          0 409 940
------------------------------------------------------------------------------------------------------------------------------------
 8/22/1990                  90 901 954.9                                          0 409 940
------------------------------------------------------------------------------------------------------------------------------------
 5/11/1990                  07/522,168                    7/2/1991                5,028,599
------------------------------------------------------------------------------------------------------------------------------------
 12/4/1991                  07/802,331                    3/30/1993               5,198,211
------------------------------------------------------------------------------------------------------------------------------------
 5/11/1990                  07/522,297                    9/10/1991               5,047,236
------------------------------------------------------------------------------------------------------------------------------------
 12/4/1992                  07/985,746                    8/31/1993               5,240,702
------------------------------------------------------------------------------------------------------------------------------------
 5/3/1990                   07/518,348                    3/5/1991                4,997,644
------------------------------------------------------------------------------------------------------------------------------------
 3/24/1995                  08/409,549                    7/15/1997               5,648,071
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3
------------------------------------------------------------------------------------------------------------------------------------
 4/12/1996                  2,174,122
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3
------------------------------------------------------------------------------------------------------------------------------------
 4/15/1996                  7-512031
------------------------------------------------------------------------------------------------------------------------------------
 4/15/1996                  701930-1996                   6/8/1999                218140
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3                                           723440
------------------------------------------------------------------------------------------------------------------------------------
 4/30/1996                  94 931827.3
------------------------------------------------------------------------------------------------------------------------------------
 12/9/1999                  09/457,771
------------------------------------------------------------------------------------------------------------------------------------
 7/31/2001                  09/919,504
------------------------------------------------------------------------------------------------------------------------------------
 8/14/2001                  09/929,819
------------------------------------------------------------------------------------------------------------------------------------
 7/31/2002                  PCT/US02/24425
------------------------------------------------------------------------------------------------------------------------------------
 8/9/1995                   95 929336.6                   5/29/2002               E218.066
------------------------------------------------------------------------------------------------------------------------------------
 8/9/1995                   2,196,801
------------------------------------------------------------------------------------------------------------------------------------
 8/9/1995                   95 929336.6                   6/17/2002               774974
------------------------------------------------------------------------------------------------------------------------------------
 8/9/1995                   95 929336.6                   5/29/2002               774974
------------------------------------------------------------------------------------------------------------------------------------
 8/9/1995                   95 929336.6
------------------------------------------------------------------------------------------------------------------------------------
 8/9/1995                   95 929336.6                   5/29/2002               774974
------------------------------------------------------------------------------------------------------------------------------------
 8/9/1995                   95 929336.6                   8/14/2002               28003BE/2002
------------------------------------------------------------------------------------------------------------------------------------
 8/9/1995                   8-507368
------------------------------------------------------------------------------------------------------------------------------------
 8/9/1995                   95 929336.6                   5/29/2002               774 974
------------------------------------------------------------------------------------------------------------------------------------
 11/23/2001                 1127904.9
------------------------------------------------------------------------------------------------------------------------------------
 11/23/2001                 2106150.1                                             1044890A
------------------------------------------------------------------------------------------------------------------------------------
 8/9/1995                   08/513,162                    7/11/2000               6,086,899
------------------------------------------------------------------------------------------------------------------------------------
 12/28/1998                 09/221,339                    11/21/2000              6,149,922
------------------------------------------------------------------------------------------------------------------------------------
 3/21/2000                  09/532,345                    7/9/2002                6,416,947
------------------------------------------------------------------------------------------------------------------------------------
 4/2/2002                   10/115332
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               E 157 259
------------------------------------------------------------------------------------------------------------------------------------
 6/27/1991                  US91/04716                    4/24/1995               655593
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 12/22/1992                 US91/04716                    6/12/2001               20,860,397
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 US91/04716                    8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 6/27/1991                  91 913213.4                   2/27/2002               82178
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 12/28/1992                 US91/04716                    11/21/1996              2112600
------------------------------------------------------------------------------------------------------------------------------------
 12/26/1992                 US91/04716                    6/8/1999                218138
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 6/26/1991                  07/544,831                    6/26/1991               238731
------------------------------------------------------------------------------------------------------------------------------------
 6/27/1991                  07/544,831                    9/3/1998                98119
------------------------------------------------------------------------------------------------------------------------------------
 12/21/1992                 91 913213.4                   8/27/1997               536302
------------------------------------------------------------------------------------------------------------------------------------
 4/11/1995                  08/420,333                    9/10/1996               5,554,372
------------------------------------------------------------------------------------------------------------------------------------
 8/16/1994                  08/291,286                    4/22/1997               5,622,649
------------------------------------------------------------------------------------------------------------------------------------
 1/20/1995                  08/376,088                    3/23/1999               5,885,590
------------------------------------------------------------------------------------------------------------------------------------
 6/18/1986                  745,917                       2/5/1991                1,279,822
------------------------------------------------------------------------------------------------------------------------------------
 7/7/1986                   465-86                        9/22/1989               36564
------------------------------------------------------------------------------------------------------------------------------------
 2/16/1987                  86 904 533.6                  8/28/1991               0 228 448
------------------------------------------------------------------------------------------------------------------------------------
 7/7/1986                   86 904 533.6                  11/3/1987               556.216(3)
------------------------------------------------------------------------------------------------------------------------------------
 2/16/1987                  86 904 533.6                  8/28/1991               0 228 448
------------------------------------------------------------------------------------------------------------------------------------
 2/16/1987                  86 904 533.6                  8/28/1991               0 228 448
------------------------------------------------------------------------------------------------------------------------------------
 7/14/1986                  3119                          10/3/1994               176179
------------------------------------------------------------------------------------------------------------------------------------
 2/16/1987                  86 904 533.6                  8/28/1991               0 228 448
------------------------------------------------------------------------------------------------------------------------------------
 10/9/1987                  07/107,358                    5/19/1992               5,114,708
------------------------------------------------------------------------------------------------------------------------------------
 8/20/1996                  08/700,074                    10/20/1998              5,824,322
------------------------------------------------------------------------------------------------------------------------------------

TRADEMARK    CASE NO.  APPLN. NO.      REG. NO.      STATUS        FILING DATE   REG. DATE     COUNTRY           OWNER
TITERMAX     245427    557776          557776        Registered    14-Jun-1991   14-Jun-1991   Australia         Cytrx Corporation
TITERMAX     245437    765008          502465        Registered    11-Jun-1991   11-Jun-1991   Benelux           Cytrx Corporation
TITERMAX     245428    683649          396820        Registered    11-Jun-1991   03-Apr-1992   Canada            Cytrx Corporation
TITERMAX     245430    VA4157/91       VR27591992    Registered    13-Jun-1991   10-Apr-1992   Denmark           Cytrx Corporation
TITERMAX     245431    2745/91         120566        Registered    11-Jun-1991   20-Jul-1992   Finland           Cytrx Corporation
TITERMAX     245432    290827          1670592       Registered    11-Jun-1991   11-Jun-1991   France            Cytrx Corporation
TITERMAX     245434    2831/91         146885        Registered    11-Jun-1991   11-Jun-1991   Ireland           Cytrx Corporation
TITERMAX     245435    MI91C006616     626163        Registered    12-Sep-1991   12-Sep-1991   Italy             Cytrx Corporation
TITERMAX     245436    3-60821         2569276       Registered    13-Jun-1991   31-Aug-1993   Japan             Cytrx Corporation
TITERMAX     245438    91-05228        250845        Registered    13-Jun-1991   20-Aug-1993   Sweden            Cytrx Corporation
TITERMAX     245433    1467066         1467066       Registered    12-Jun-1991   12-Jun-1991   United Kingdom    Cytrx Corporation
TITERMAX     245426    74/081640       1695189       Registered    25-Jul-1990   16-Jun-1992   USA               Cytrx Corporation
TITERMAX     216489    C42176/5WZ      2011164       Registered    04-Jul-1991   13-Mar-92     Germany           Cytrx Corporation

Class       Goods
5           Pharmaceutical, veterinary and sanitary
            preparations and substances; vaccines;
            adjuvants; vaccine adjuvants; all included
            in class 5.
5           Pharmaceutical, veterinary and sanitary
            preparations; dietetic substances adapted
            for medical use, food for babies; plasters,
            materials for dressings; material for
            stopping teeth, dental wax; disinfectants;
            preparations for destroying vermin;
            fungicides,
5           Vaccine  adjuvants.
5           Vaccine adjuvants.
5           Vaccine adjuvants.
5           Vaccine adjuvants.
5           Pharmaceutical   and  veterinary
            preparations   and   substances;
            vaccines and vaccine adjuvants.
5           Vaccine adjuvants.
1           Vaccine rejuvants.
5           Vaccines and vaccine adjuvants.
5           Pharmaceutical,  veterinary  and
            sanitary     preparations    and
            substances; vaccines; adjuvants;
            vaccine adjuvants;  all included
            in Class 5.
5           Vaccine adjuvants.
5           Vaccine adjuvants.